[DRAFT] PRESS RELEASE Investors Mike Smith 719-637-5773 michael.smith@vectrus.com Media George Rhynedance 719-637-4182 george.rhynedance@vectrus.com Vectrus Appoints Charles L. Prow President and Chief Executive Officer Prow Brings 30 years of Information Technology and Federal Services Experience COLORADO SPRINGS, Colo., December 6, 2016 — Vectrus, Inc. (NYSE:VEC) announced that the board of directors has appointed Charles (Chuck) Prow as the company’s president and chief executive officer, effective today. Prow has a proven track record in government services, with over 25 years of leadership positions at IBM Corporation, PricewaterhouseCoopers, and Coopers & Lybrand. Prow was also appointed to the board of directors and succeeds Kenneth W. Hunzeker, who retired effective December 5, 2016. “We are pleased to have Chuck join the Vectrus team. He brings a strong track record of business development success, as well as P&L performance. His experience in working with a wide range of government customers, as well as his understanding of the role technology can play in the services industry, makes him well-suited to lead Vectrus into the next phase of our development,” said Lou Giuliano, non-executive chairman of the board. As part of the Vectrus succession planning process, the board undertook a comprehensive search. Based on his solid record of developing strong teams and expanding market share at various federal agencies, Prow was selected as the best candidate to lead Vectrus in growing the business and increasing shareholder value. Prow, 57, ran large global government services organizations, delivering solutions to a wide array of Department of Defense and other government customers. During his tenure at IBM, Prow was successful in creating market differentiation through the integration of IBM’s technology and service competencies. He established strategies that focused on delivering complex solutions to critical government missions for national security, federal civilian agencies, and state and local entities. These efforts resulted in market share expansion, revenue growth, and margin improvement. “We believe Chuck’s broad federal experience and rich skill set will assist Vectrus in expanding our customer base and capturing new opportunities we see in the facilities and logistics services market. Additionally, Chuck has an established track record associated with IT, which represents a growth area for Vectrus. We are looking forward to his leadership and contributions in enhancing Vectrus’ position in this market,” said Giuliano.

2 Prow said, “The opportunity to lead an organization that is performing some of the most important missions across the world is a great honor and responsibility. I’m looking forward to bringing my experience and skill set to build on what the team has already achieved and to continue to position Vectrus as a premier provider of IT, facility and logistic services.” “On behalf of the board, I want to thank Ken for his leadership over the past six years. His efforts in guiding Vectrus through the spin-off and its first two years as a public company created a solid foundation. He has enabled Vectrus to establish a strong reputation of supporting customers’ missions with exemplary contract execution. Importantly, Ken will participate in the transition process, and is eligible to receive the benefits outlined in his employment agreement. This will ensure that the transition is accomplished in the most effective manner," said Giuliano. About Vectrus Vectrus is a leading, global government services company with a history in the services market that dates back more than 70 years. The company provides facility and logistics services, and information technology and network communication services to U.S. government customers around the world. Vectrus is differentiated by operational excellence, superior program performance, a history of long- term customer relationships, and a strong commitment to their mission success. Vectrus is headquartered in Colorado Springs, Colo., and includes about 6,000 employees spanning 132 locations in 18 countries. In 2015, Vectrus generated sales of $1.2 billion. For more information, visit our website at http://www.vectrus.com or connect with us on Facebook, Twitter, LinkedIn, and YouTube. Safe Harbor Statement Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 (the "Act"): Certain material presented herein includes forward-looking statements intended to qualify for the safe harbor from liability established by the Act. These forward-looking statements include, but are not limited to, statements about our future prospects, contract opportunities, bids and awards, business strategy, outlook, objectives, plans, intentions or goals, and any discussion of future operating or financial performance. Whenever used, words such as "may," "are considering," "will," "likely," "anticipate," "estimate," "expect," "intend," "plan," "believe," "could," "potential," "continue," or similar terminology are forward-looking statements. These statements are based on the beliefs and assumptions of our management based on information currently available to management. Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from the results contemplated by the forward-looking statements, our historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to factors set forth in Part I, Item 1A, – “Risk Factors,” and elsewhere in our 2015 Annual Report on Form 10-K and described from time to time in our future reports filed with the Securities and Exchange Commission. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.